Camber Energy, Inc. 8-K

 Exhibit 99.1

Camber Energy Announces the Release of September 30, 2018 Quarterly Report on Form 10-Q

HOUSTON, TX /ACCESSWIRE / November 16, 2018 / Camber Energy, Inc. (NYSE American: CEI) (the “Company” or “Camber”), based in Houston, Texas, a growth-oriented, independent oil and gas company engaged in the development of crude oil, natural gas and natural gas liquids, today announced the release of its Quarterly Report on Form 10-Q for the three and six months ended September 30, 2018 (the “Form 10-Q”).

This Form 10-Q highlights the Company’s success in improving its balance sheet and positioning itself towards regaining NYSE American compliance by December 15, 2018. During the quarter, the Company extinguished all of its bank debt with International Bank of Commerce as part of the sale of certain assets to N&B Energy LLC. Additionally, the Company has improved its cash position, providing further liquidity for the Company. Most importantly, the Company has improved its equity position from having stockholders’ deficit of $28.1 million as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 10-Q, to having positive stockholders’ equity of $2.3 million as of September 30, 2018, as reported in the Form 10-Q, an improvement of $30.4 million. This is a major milestone towards regaining NYSE American compliance.

The Interim CEO of Camber, Louis G. Schott, noted, “These results are incredible considering where the Company was one year ago. As of September 30, 2017, the Company was in a highly precarious position with limited liquidity, massive debt and declining asset value. Since that time, our team has worked very hard to turn the Company around, shedding all bank debt and positioning the Company for the future. We now stand as a company, with no bank debt and sufficient liquidity for growth.”

Mr. Schott added, “These results also position us to better evaluate and acquire other opportunities in the future.”

About Camber Energy, Inc.

Based in Houston, Texas, Camber Energy (NYSE American: CEI) is a growth-oriented, independent oil and gas company engaged in the development of crude oil, natural gas and natural gas liquids in the Texas Panhandle as well as other basins. For more information, please visit the Company's website at www.camber.energy.

Safe Harbor Statement and Disclaimer

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Camber believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. These include risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline which could cause Camber to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or third party consents; and other risks described in Camber's Annual Report on Form 10-K and other filings with the SEC, available at the SEC's website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company's SEC filings are available at http://www.sec.gov.